                                                                   EXHIBIT 99.g9

                     AMENDMENT NUMBER TWO TO CUSTODIAN AND
                     INVESTMENT ACCOUNTING AGREEMENT BETWEEN
                 THE AMERICAN CENTURY FUNDS LISTED ON SCHEDULE 1
                     AND STATE STREET BANK AND TRUST COMPANY

WHEREAS, the funds/portfolios listed on Exhibit A (the "Current Funds") and
State Street Bank and Trust Company ("State Street") entered into a Custodian and Investment Accounting Agreement effective May 27, 2005, and amended effective September 30, 2005 (the "Custody Agreement"); and

WHEREAS, the funds/portfolios listed on Exhibit B (the "New Funds") desire to appoint State Street as a custodian, and State Street is willing to accept such appointment, on and subject to the terms and conditions set forth in the Custody
Agreement, except as set forth below;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained and other good and valuable consideration, each New Fund hereby appoints State Street as a custodian of such New Fund, and State Street accepts such appointment, on and subject to the terms and conditions set forth in the Custody Agreement; PROVIDED, HOWEVER, that the New Funds do not appoint
State Street as their investment accounting agent, and the provisions of Section
8 of the Custody Agreement shall be of no force or effect with respect to the
New Funds.

Schedule 1 of the Custody Agreement is replaced by the attached Amended Schedule
1. All other terms and conditions of the Custody Agreement remain in full force and effect. Nothing herein is intended to affect any of the Current Funds in any respect.

THIS AMENDMENT NUMBER TWO IS EFFECTIVE MARCH 31, 2006.

AMERICAN CENTURY INVESTMENT TRUST           ATTESTATION

       /s/ David H. Reinmiller                     /s/ Charles A. Etherington
By: --------------------------------        By: --------------------------------

Title: Vice President                       Title: Vice President

AMERICAN CENTURY MUTUAL FUNDS, INC.         ATTESTATION

       /s/ David H. Reinmiller                     /s/ Charles A. Etherington
By: --------------------------------        By: --------------------------------

Title: Vice President                       Title: Vice President

STATE STREET BANK AND TRUST                 SIGNATURE ATTESTATION
COMPANY

        /s/ Mark Nicholson                         /s/ Marvin Rau
By: --------------------------------        By: --------------------------------
Title:  Vice President                      Title: Vice President

                       EXHIBIT A--CURRENT FUNDS/PORTFOLIOS

American Century Inflation-Protection Bond Fund, a series of American Century
Investment Trust

American Century International Bond Fund, a series of American Century
International Bond Funds

American Century Long-Short Equity Fund, a series of American Century
Quantitative Equity Funds, Inc.

                         EXHIBIT B--NEW FUNDS/PORTFOLIOS

AMERICAN CENTURY-MASON STREET SMALL CAP GROWTH FUND, A SERIES OF AMERICAN
CENTURY MUTUAL FUNDS, INC.

AMERICAN CENTURY-MASON STREET MID CAP GROWTH FUND, A SERIES OF AMERICAN CENTURY
MUTUAL FUNDS, INC.

AMERICAN CENTURY-MASON STREET SELECT BOND FUND, A SERIES OF AMERICAN CENTURY
INVESTMENT TRUST

AMERICAN CENTURY-MASON STREET HIGH-YIELD BOND FUND, A SERIES OF AMERICAN CENTURY
INVESTMENT TRUST

                               AMENDED SCHEDULE 1

American Century Inflation-Protection Bond Fund, a series of American Century
Investment Trust

American Century International Bond Fund, a series of American Century
International Bond Funds

American Century Long-Short Equity Fund, a series of American Century
Quantitative Equity Funds, Inc.

American Century-Mason Street Small Cap Growth Fund, a series of American
Century Mutual Funds, Inc.

American Century-Mason Street Mid Cap Growth Fund, a series of American Century
Mutual Funds, Inc.

American Century-Mason Street Select Bond Fund, a series of American Century
Investment Trust

American Century-Mason Street High-Yield Bond Fund, a series of American Century
Investment Trust